Amplify Cybersecurity ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Industrials - 10.0%
General Dynamics Corp.	406,534	$118,569,706
Northrop Grumman Corp.	230,793	115,391,884
		233,961,590

Information Technology - 89.6%(a)
A10 Networks, Inc.	3,541,467	68,527,387
Broadcom, Inc.	705,463	194,460,876
Check Point Software Technologies, Ltd. (b)	410,549	90,833,966
Cisco Systems, Inc.	2,160,726	149,911,170
Cloudflare, Inc. - Class A (b)	634,740	124,301,134
Crowdstrike Holdings, Inc. - Class A (b)	258,849	131,834,384
CyberArk Software, Ltd. (b)	245,777	100,001,746
F5, Inc. (b)	313,144	92,164,542
Fortinet, Inc. (b)	1,105,866	116,912,154
Gen Digital, Inc.	3,189,528	93,772,123
Okta, Inc. (b)	880,339	88,007,490
Palo Alto Networks, Inc. (b)(c)	642,483	131,477,721
Qualys, Inc. (b)	545,380	77,918,441
Radware, Ltd. (b)	2,531,586	74,529,892
Rapid7, Inc. (b)	2,731,192	63,172,471
Rubrik, Inc. - Class A (b)(c)	917,353	82,185,655
SentinelOne, Inc. - Class A (b)	4,450,644	81,357,772
Tenable Holdings, Inc. (b)	2,249,740	75,996,217
Trend Micro, Inc.	1,131,223	78,135,012
Varonis Systems, Inc. (b)	1,609,265	81,670,199
Zscaler, Inc. (b)	360,500	113,175,370
		2,110,345,722
TOTAL COMMON STOCKS (Cost $1,688,912,219)		2,344,307,312

SHORT-TERM INVESTMENTS - 6.4%		Value
Investments Purchased with Proceeds from Securities Lending - 5.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.50% (d)	139,095,491	139,095,491

Money Market Funds - 0.5%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (d)	11,936,451	11,936,451
TOTAL SHORT-TERM INVESTMENTS (Cost $151,031,941)		151,031,942

TOTAL INVESTMENTS - 106.0% (Cost $1,839,944,160)		2,495,339,254
Liabilities in Excess of Other Assets - (6.0)%		(140,155,892)
TOTAL NET ASSETS - 100.0%		$2,355,183,362
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of June 30, 2025. The fair value of these securities was $138,906,808.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Cybersecurity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	2,344,307,312	–	–	2,344,307,312
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	139,095,491
Money Market Funds	11,936,451	–	–	11,936,451
Total Investments	2,356,243,763	–	–	2,495,339,254

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $139,095,490 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. As of June 30, 2025, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.